
                                                                                                                 Exhibit 10.1

------------------------------------------------------------------------------------------------------------------------------------
   AWARD/CONTRACT                  1. THIS CONTRACT IS A RATED ORDER                                     RATING     PAGE OF PAGES
                                      UNDER DPAS (15 CFR 350)                                                         1       11
------------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT (Proc. Inst Ident.)    3. EFFECTIVE  DATE                   4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
NO. W81XWH-05-2-0085                                   22 Sep 2005         W81XWH-5101-M260
------------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY                  CODE W81XWH                6. ADMINISTERED BY   (If other than Item 5)     CODE W81XWH
USA MED RESEARCH ACQ ACTIVITY                            USA MED RESEARCH ACQ ACTIVITY
820 CHANDLER ST                                          ATTN: JUANITA BOURNE
FORT DETRICK MD 21702-5014                               301-619-7426
                                                         FORT DETRICK MD 21702
------------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code)     8. DELIVERY
SIGA TECHNOLOGIES INC                                                                    [ ] FOB ORIGIN [X]  OTHER (See below)
DENNIS E. HRUBY, PH.D.                                                                ----------------------------------------------
420 LEXINGTON AVE                                                                     9. DISCOUNT FOR PROMPT PAYMENT
RM 408                                                                                 Net 7
NEW YORK NY 10170-0499
                                                                                      ----------------------------------------------
                                                                                      10. SUBMIT INVOICES         0     ITEM
                                                                                      (4 copies unless otherwise
------------------------------------------------------------------------------------  specified)
                                                                                      TO THE ADDRESS SHOWN IN:
CODE 1V4X4                          FACILITY CODE
------------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR           CODE W23RYX               12. PAYMENT WILL BE MADE BY                     CODE HQ0345
USA MED RESEARCH AND MATERIEL COM                        DEFENSE FINANCE AND ACCOUNTING SERVICE
JUANITA LIVINGSTON                                       DFAS-SA/FPA 500 MCCULLOUGH AVENUE
504 SCOTT STREET                                         PHONE: 888-478-5636
FORT DETRICK MD 21702-5012                               FAX: 866-636-2715
                                                         SAN ANTONIO TX 78215-2100
------------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN         14. ACCOUNTING AND APPROPRIATION DATA
    COMPETITION:
[ ] 10 U.S.C. 2304(c)(   )  [ ] 41 U.S.C. 253(c)(   )    See Schedule
------------------------------------------------------------------------------------------------------------------------------------
15A. ITEM NO.           15B. SUPPLIES/ SERVICES          15C. QUANTITY    15D. UNIT    15E. UNIT PRICE      15F. AMOUNT
------------------------------------------------------------------------------------------------------------------------------------

                             SEE SCHEDULE

------------------------------------------------------------------------------------------------------------------------------------
                                                                     15G. TOTAL AMOUNT OF CONTRACT         $3,200,000.00
------------------------------------------------------------------------------------------------------------------------------------
                                                      16. TABLE OF CONTENTS
------------------------------------------------------------------------------------------------------------------------------------
(X) SEC.              DESCRIPTION                         PAGE(S) (X) SEC.             DESCRIPTION               PAGE(S)
------------------------------------------------------------------------------------------------------------------------------------
                 PART I - THE SCHEDULE                                        PART II - CONTRACT CLAUSES
------------------------------------------------------------------------------------------------------------------------------------
 X   A     SOLICITATION/ CONTRACT FORM                    1            I CONTRACT CLAUSES
------------------------------------------------------------------------------------------------------------------------------------
     B     SUPPLIES OR SERVICES AND PRICES/ COSTS                    PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
------------------------------------------------------------------------------------------------------------------------------------
     C     DESCRIPTION/ SPECS./ WORK STATEMENT                         J LIST OF ATTACHMENTS
------------------------------------------------------------------------------------------------------------------------------------
     D     PACKAGING AND MARKING                                       PART IV - REPRESENTATIONS AND INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
     E     INSPECTION AND ACCEPTANCE                                   K REPRESENTATIONS, CERTIFICATIONS AND
                                                                         OTHER STATEMENTS OF OFFERORS
---------------------------------------------------------------------
     F     DELIVERIES OR PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
     G     CONTRACT ADMINISTRATION DATA                                L INSTRS., CONDS., AND NOTICES TO OFFERORS
------------------------------------------------------------------------------------------------------------------------------------
     H     SPECIAL CONTRACT REQUIREMENTS                               M EVALUATION FACTORS FOR AWARD
------------------------------------------------------------------------------------------------------------------------------------
                                    CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
---------------------------------------------------------------------------------------------------------------------------------
17. [ ] CONTRACTOR'S NEGOTIATED AGREEMENT              18. [X] AWARD (Contractor is not required to sign this document.)
Contractor is required to sign this document           Your offer on Solicitation Number ____________________________
and return    copies to issuing office.)               REF: See Paragraph A, Page 4
Contractor agrees to furnish and deliver all           including the additions or changes made by you which additions or changes
items or perform all the services set forth or         are set forth in full above, is hereby accepted as to the items listed
otherwise identified above and on any continuation     above and on any continuation sheets. This award consummates the contract
sheets for the consideration stated herein. The        which consists of the following documents: (a) the Government's
rights and obligations of the parties to this          solicitation and your offer, and (b) this award/contract. No further
contract shall be subject to and governed by the       contractual document is necessary.
following documents: (a) this award/contract,
(b) the solicitation, if any, and (c) such
provisions, representations, certifications,
and specifications, as are attached or incorporated
by reference herein.
(Attachments are listed herein.)
---------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER    (Type or print)       20A. NAME AND TITLE OF CONTRACTING OFFICER
                                                       REBECCA J. TAMA / CONTRACTING OFFICER
                                                       TEL: 301-619-2381                   EMAIL:rebecca.tama@det.amedd.army.mil
---------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR    19C. DATE SIGNED            20B. UNITED STATES OF AMERICA                 20C. DATE SIGNED

BY                                                     BY /s/ Rebecca J. Tama                           22-Sep-2005
  -------------------------------------------            ------------------------------------------
   (Signature of person authorized to sign)              (Signature of Contracting Officer)
---------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                               26-107                                            STANDARD FORM 26 (REV. 4-85)

PREVIOUS EDITION UNUSABLE                    GPO 1985 O - 469-794                                    Prescribed by GSA
                                                                                                     FAR (48 CFR) 53.214(a)

                                                                W81XWH-05-2-0085

Section 00010 - Solicitation Contract Form


ITEM NO      SUPPLIES/SERVICES      QUANTITY      UNIT         UNIT PRICE             AMOUNT
0001
             Proposal Log No.:  05189001
             COST
             Period of Performance:  26 September 2005 through 25 October 2006 (Research ends 25 September 2006)
             PURCHASE REQUEST NUMBER: W81XWH-5101-M260

                                                                ESTIMATED COST      $3,200,000.00
             ACRN AA Funded Amount                                                  $3,200,000.00

    FOB:  Destination



    DELIVERY INFORMATION

    CLIN    DELIVERY DATE        QUANTITY        SHIP TO ADDRESS                    UIC

    0001    POP 26-SEP-2005 TO   N/A             USA MED RESEARCH AND MATERIEL      W23RYX
            25-OCT-2006                          COM
                                                 JUANITA LIVINGSTON
                                                 504 SCOTT STREET
                                                 FORT DETRICK MD 21702-5012
                                                 FOB:  Destination

                                                                W81XWH-05-2-0085

Section 00800 - Special Contract Requirements



ACCOUNTING AND APPROPRIATION DATA

AA:      215204000000748112665801M02IM25GYP1H4IMF1ATD45087G003H4IMP1018064
AMOUNT:  $3,200,000.00


CLAUSES INCORPORATED BY FULL TEXT




A. This award is made under the authority of 31 U.S.C. 6305 and 10 U.S.C. 2358. The recipient's statement of work on pages 11-12 of the proposal dated 5 July 2005 and revised budget dated 15 July 2005 which are incorporated herein by reference. The Catalog of Federal Domestic Assistance Number relative to this award is CFDA 12.420.


GOVERNMENT INTERACTION (NOV 2000) (USAMRAA)The active participants in this award are the U.S. Army Medical Research and Materiel Command (USAMRMC) and its laboratories identified herein through the U.S. Army Medical Research Acquisition Activity (USAMRAA). The following Laboratory will be the focus of cooperative research conducted under this agreement:


               LTC  Barbara Larcom
               AFMS/SGRM
               5201 Leesburg Pike, Suite 1401
               Falls Church, VA   22041
               Barbara.Larcom@pentagon.af.mil


B. ACCEPTANCE OF AWARD: The recipient is not required to countersign this assistance award. In case of disagreement, the recipient shall notify the Grants Officer and not assess the grant any costs until such disagreement(s) is resolved.

C. USAMRAA GENERAL TERMS AND CONDITIONS: This assistance agreement is subject to the USAMRAA General Terms and Conditions and to any special considerations as contained in the below mentioned Section titled "Special Terms and Conditions". These USAMRAA General Terms and Conditions are incorporated by reference with the same force and effect as if they were given in full text. The full text of the USAMRAA General Terms and Conditions may be accessed electronically at http://www.usamraa.army.mil/pages/index.cfm.

D.  SPECIAL TERMS AND CONDITIONS


1.  RESEARCH TECHNICAL REPORTING REQUIREMENTS
      U.S. AIR FORCE SGR REPORTING REQUIREMENTS

USAF SGR reporting requirements for assistant agreement partners include monthly and final reports as stated below:

                                                                W81XWH-05-2-0085

    A. MONTHLY TECHNICAL PROGRESS REPORT: The recipient shall submit a Monthly Technical Progress Report covering work accomplished during each calendar month of performance. It shall be brief, factual, and informal, and shall be prepared in accordance with the sample report format on the following page. It shall contain the following:

    Section I - Recipient and award information

    Section II - A brief introduction covering the purpose and scope of the project at this stage and its relevance to the overall effort.

    Section III - Using attached spreadsheet, provide overall progress to-date on listed tasks, milestones reached and deliverables completed. Use Section III on the form that follows to provide details on the following if more space is required:

     o Describe scientific progress for the month in terms of the tasks or objectives listed in the statement of work for this assistant agreement. Explain deviations where this isn't possible. Include data where possible.

     o Include a description of current problems (if any) that may impede performance along with proposed corrective action planned or underway; or anticipated problems that have a potential to impede progress, and what corrective action is planned should the problem materialize.

     o Include pertinent data and graphs in sufficient detail to explain any significant results achieved.

     o A report of any software or hardware (to include the source code) developed specifically for this assistant agreement.

    Section IV - Include overall financial profile on the report period and of the project total to-date. Include the man-hours expended by position for the reporting period and cumulatively during the assistant agreement. Provide details as needed following the chart.

    Section V - A description of work to be performed during the next reporting period. Use additional page(s) as needed to present a brief statement of plans, milestones expected, etc. Administrative comments such as a description of proposed site visits and participation in technical meetings, journal manuscripts in preparation, coordination with other organizations conducting related work, etc.

Monthly Technical Progress Reports shall be prepared by the seventh day following the month being reported, to be received within 10 days of the report month. The Monthly Technical Progress Report shall be submitted via email in Microsoft Word or Adobe PDF format to the following persons:

Grants Officer Representative (GOR):
Barbara Larcom, Lt Col, USAF, BSC
Office of the Assistant Surgeon General, Modernization
AF/SGRM
5201 Leesburg Pike, Suite 1401
Falls Church, VA   22041
Barbara.Larcom@pentagon.af.mil
------------------------------

Director
U.S. Army Medical Research Acquisition Activity (USAMRAA)
ATTN: MCMR-AAA-B (Juanita Bourne)
820 Chandler Street
Fort Detrick, MD  21702-5014
Juanita.Bourne@amedd.army.mil
-----------------------------

                                                                W81XWH-05-2-0085

The sample shown on the following page shall serve as the format for the monthly report. Each item of the report shall be completed or addressed.

                                                                W81XWH-05-2-0085

                              Monthly Report Format

Section I include:
o       Recipient name, phone, email and address:
o       Award no:
o       Project title:
o       Report date:
o       Reporting period:
o       Principal investigator:
o       PI contact info (phone and email):

Section II: Introduction on purpose and scope of this portion of the project effort:
Section III: Brief description of progress to-date (use this space for detailed explanations, graphs, charts, etc., Otherwise use the attached spreadsheet).
Section IV:   Project expenditures to-date:

--------------------------------------- ------------------ -----------------
COST ELEMENTS                              THIS MONTH         CUMULATIVE
--------------------------------------- ------------------ -----------------

Personnel
--------------------------------------- ------------------ -----------------

Fringe Benefits
--------------------------------------- ------------------ -----------------

Supplies
--------------------------------------- ------------------ -----------------

Equipment
--------------------------------------- ------------------ -----------------

Travel
--------------------------------------- ------------------ -----------------

Other Direct Costs
--------------------------------------- ------------------ -----------------

Subtotal
--------------------------------------- ------------------ -----------------

Indirect Costs
--------------------------------------- ------------------ -----------------

Fee
--------------------------------------- ------------------ -----------------

Total
--------------------------------------- ------------------ -----------------

In addition to the summary of costs required below, Section IV shall include:
     o    A report of any software or equipment procured with cost backup.
     o Project-related trip reports, completed and included in the monthly report directly following completion of travel and shall include the following:
          o    Dates of travel
          o    Destination
          o    Purpose of trip
          o    Individual(s) contacted
          o    Brief synopsis
          o    Issues and challenges
          o    Recommendations or outcome
          o    Signature block

Section V - Milestones, tasks, deliverables, etc. expected to be completed in the next month.

                                                                W81XWH-05-2-0085

    B. MANUSCRIPTS/REPRINTS/ABSTRACTS: A copy of manuscripts or subsequent reprints resulting from the research shall be submitted the Grants Officer and the Grants Officer Representative simultaneously with the submission of the publication. Review of such manuscripts is for comments to the Principal Investigator, not for approval or disapproval.

    C. FINAL REPORT:

    Format Requirements for Final Reports

    a. A final report summarizing the entire research effort, citing data in the annual reports (if any) and appended publications, shall be submitted at the end of the award performance period. The final report will provide a complete reporting of the research findings. Journal publications can be substituted for detailed descriptions of specific aspects of the research, but an original copy of each publication must be attached as an appendix and appropriately referenced in the text. All final reports must include a bibliography of all publications and meeting abstracts and a list of personnel (not salaries) receiving pay from the research effort.

    b. Although there is no page limitation for the reports, each report shall be of sufficient length to provide a thorough description of the accomplishments with respect to the approved Statement of Work. Submission of an original and two copies of the report are required, as well as an electronic copy of the report are required. The final report shall be submitted no later than the 20th day after the completion of the research period. A copy of the final report shall be forwarded to the following address:

               Commander, U.S. Army Medical Research and Materiel Command
               ATTN:  MCMR-ZC-I
               504 Scott Street
               Frot Detrick, MD  21702-5012

    A copy of the final report in electronic version shall also be forwarded GOR via email to the following address:

               Barbara.Larcom@pentagon.af.mil

    c. All reports shall have the following elements in this order: front cover, Standard Form (SF 298), table of contents, introduction, body, key research accomplishments, reportable outcomes, conclusions, references, and appendices. Pages shall be consecutively numbered throughout the report. DO NOT RENUMBER PAGES IN THE APPENDICES BUT DO INCLUDE THE APPENDICES IN THE PAGE COUNT IN BLOCK 15 ON THE SF 298. Mark all pages of the report that contain proprietary or unpublished data that should be protected. DO NOT USE THE WORD "CONFIDENTIAL" WHEN MARKING DOCUMENTS. Indicate in your letter accompanying the report that the report contains proprietary or unpublished data, and that the distribution statement should indicate the limitations of the report.

FRONT COVER: Sample front cover provided at http://mrmc-www.army.mil. The Accession Document (AD) Number should remain blank (samples may only be viewed through secure servers).

STANDARD FORM 298: Sample SF 298 provided at http://mrmc-www.army.mil. The abstract in Block 13 must state the purpose, scope, major finding, and be an up-to-date report of the progress in terms of results and significance. Subject terms are keywords that may have previously assigned to the proposal abstract or are keywords that may be significant to the research. The number of pages shall include all pages that have printed data (including the front cover, SF 298, table of contents, and all appendices). Missing or incorrect page numbers will delay processing of reports.

TABLE OF CONTENTS: Sample table of contents provided at http://mrmc-www.army.mil.

INTRODUCTION: Narrative that briefly (one paragraph) describes the subject, purpose and scope of the research.

                                                                W81XWH-05-2-0085

BODY: This section of the report shall describe the research accomplishments associated with each task outlined in the approved Statement of Work. Data presentation shall be comprehensive in providing a complete record of the research findings for the period of the report. Appended publications and/or presentations may be substituted for detailed descriptions but must be referenced in the body of the report. If applicable, for each task outlined in the Statement of Work, reference appended publications and/or presentations for details of result findings and tables and/or figures. The report shall include negative as well as positive findings. Include problems in accomplishing any of the tasks. Statistical tests of significance shall be applied to all data whenever possible. Figures and graphs referenced in the text may be embedded in the text or appended. Recommended changes or future work to better address the research topic may also be included, although changes to the original Statement of Work must be approved by the Contracting Officer. This approval must be obtained prior to initiating any change to the original Statement of Work.

KEY RESEARCH ACCOMPLISHMENTS: Bulleted list of key research accomplishments emanating from this research.

REPORTABLE OUTCOMES: Provide a list of reportable outcomes that have resulted from this research to include:
     o    Manuscripts, Abstracts and presentations
     o    Patents and licenses applied for and/or issued
     o    Degrees obtained that are supported by this award
     o    Development of cell lines, tissue or serum repositories
     o    Infomatics such as databases and animal models, etc.
     o    Funding applied for based on work supported by this award
     o Employment or research opportunities applied for and/or received based on experience/training supported by this award

CONCLUSIONS: Summarize the results to include the importance and/or implications of the completed research and when necessary, recommend changes on future work to better address the problem. A "so what" section that evaluates the knowledge as a scientific or medical product shall also be included in the conclusion of the report.

REFERENCES: List all references pertinent to the report using a standard journal format (i.e. format used in Science, Military Medicine, etc.).

APPENDICES: Attach all appendices that contain information that supplements, clarifies or supports the text. Examples include original copies of journal articles, reprints of manuscripts and abstracts, a curriculum vitae, patent applications, study questionnaires, and surveys, etc.

BINDING: Because all reports are entered into the Department of Defense Technical Reports database collection and are microfiched, it is recommended that all reports be bound by stapling the pages together in the upper left hand corner. All original reports shall be legible and contain original photos/illustrations. Figures shall include figure legends and be clearly marked with figure numbers.


2.  ADVANCE PAYMENTS AND FULL FUNDING (NOV 2000) (USAMRAA)

    a. Payments. Advance payments will be made to the recipient. Questions relative to payment issues involving Defense Finance and Accounting Service shall be directed to the Contract Specilaist's name stated in Block 6 of the SF26 face page..

    b. Electronic Funds Transfer. All advance payments to the recipient will be made by electronic funds transfer (EFT). The recipient shall contact the

                                                                W81XWH-05-2-0085

Defense Finance and Accounting System (DFAS) named on the face page of this award to make arrangements for EFT. Failure to do so may result in nonpayment.

    c. If the recipient fails to perform, the Grants Officer shall notify DFAS in writing to withhold payments.

    d. Advance Payment Schedule

Year One    $3,200,000

        Amount            On or About
        ------            -----------

         $1,000,000       Upon execution of this award
           $733,334       1 January 2006
           $733,333       1 April 2006
           $733,333       1 July 2006

    e. Financial Reporting Requirements: The recipient shall submit on a quarterly basis a Standard Form 272, Federal Cash Transactions Report (form available on web site http://www.usamraa.army.mil). Each report shall be submitted to the U.S. Army Medical Research Acquisition Activity, ATTN:
MCMR-AAA-B, 820 Chandler Street, Fort Detrick MD 21702-5014 in accordance with the following schedule:

        Period Covered        Due Date
        --------------        --------

           Jan - Mar          15 Apr
           Apr - Jun          15 Jul
           Jul - Sep          15 Oct
           Oct - Dec          15 Jan

    f. Interest Bearing Account. Unless exempted by applicable Treasury-State agreements in accordance with the Cash Management Improvement Act (CMIA) (31 U.S.C. 3335), the recipient shall deposit all advance payments in an interest bearing account. Interest over the amount of $250 per year shall be remitted annually to the Department of Health and Human Services, Payment Management System, P.O. Box 6021, Rockville, MD 20852. A copy of the transmittal letter stating the amount of interest remitted shall be sent to the U.S. Army Medical Research Acquisition Activity, ATTN:MCMR-AAA-B, 820 Chandler Street, Fort Detrick, MD 21702-5014.

3.  PROHIBITION OF USE OF LABORATORY ANIMALS  (OCT 2003) (USAMRAA)

        ** PROHIBITION - READ FURTHER FOR DETAILS **
        --------------------------------------------

Notwithstanding any other provisions contained in this award or incorporated by reference herein, the recipient is expressly forbidden to use or subcontract for the use of laboratory animals in any manner whatsoever without the express written approval of the US Army Medical Research and Materiel Command, Animal Care and Use Office. You will receive written approval to begin research under the applicable protocol proposed for this award from the US Army Medical Research and Materiel Command, Animal Care and Use Office under separate letter to the recipient and Principal Investigator. A copy of this approval will be provided to the US Army Medical Research and Acquisition Activity for the official file. Non-compliance with any provision of this clause may result in the termination of the award.

4.  PROHIBITION OF USE OF HUMAN SUBJECTS (OCT 2003) (USAMRAA)

        ** PROHIBITION - READ FURTHER FOR DETAILS **
        --------------------------------------------

                                                                W81XWH-05-2-0085

Research at funded institutions using human subjects may not begin until the U.S. Army Surgeon General's Human Subjects Research Review Board (HSRRB) approves the protocol. Written approval to begin research or subcontract for the use of human subjects under the applicable protocol proposed for this award will be issued from the US Army Medical Research and Materiel Command, HSRRB, under separate letter to the funded institution and the Principal Investigator. A copy of this approval will be provided to the US Army Medical Research Acquisition Activity for the official file. Non-compliance with any provision of this clause may result in withholding of funds and or the termination of the award.

5.  PROHIBITION OF USE OF HUMAN ANATOMICAL SUBSTANCES (OCT 2003) (USAMRAA)

        ** PROHIBITION - READ FURTHER FOR DETAILS**
        -------------------------------------------

Research at funded institutions using human anatomical substances may not begin until the U.S. Army Surgeon General's Human Subjects Research Review Board (HSRRB) approves the protocol. Written approval to begin research or subcontract for the use of human anatomical substances under the applicable protocol proposed for this award will be issued from the US Army Medical Research and Materiel Command, HSRRB, under separate letter to the funded institution and the Principal Investigator. A copy of this approval will be provided to the US Army Medical Research Acquisition Activity for the official file. Non-compliance with any provision of this clause may result in withholding of funds and or the termination of the award.

6.  PROHIBITION OF USE OF HUMAN CADAVERS (OCT 2003) (USAMRAA)

        ** PROHIBITION - READ FURTHER FOR DETAILS**
        -------------------------------------------

Research at funded institutions using human cadavers may not begin until the U.S. Army Surgeon General's Human Subjects Research Review Board (HSRRB) approves the protocol. Written approval to begin research or subcontract for the use of human cadavers under the applicable protocol proposed for this award will be issued from the US Army Medical Research and Materiel Command, HSRRB, under separate letter to the funded institution and the Principal Investigator. A copy of this approval will be provided to the US Army Medical Research Acquisition Activity for the official file. Non-compliance with any provision of this clause may result in withholding of funds and or the termination of the award.

7.  DELIVERABLES:

Deliverablies shall be provided in accordance with the schedule stated on Page 13 of the proposal dated 5 July 2005.

CONTRACTOR SAFETY AND REPORTING (BDRP) (MAR 1999) (USAMRAA)

    a. The contractor shall operate under established safety programs for all biosafety levels of work as identified in the Safety Program Plan, which is incorporated in this contract. These safety programs shall ensure that personnel, facilities, and the environment are protected from accidents and hazardous exposures.

    b. The contractor shall conduct this contract work under established operating procedures which ensure that all individuals who have access to areas for storage, handling, and disposal of etiologic agents are trained and are thoroughly familiar with safety requirements. Such procedures shall assure full compliance with the regulatory standards cited above.

                                                                W81XWH-05-2-0085

    c. The contractor shall conduct an inspection and report the results of all required biosafety inspections for all Research, Development, Test, or Evaluation work in accordance with the below listed timeframes. As a minimum the safety inspections shall address those factors identified in the Safety Program Plan.

1.  For Biosafety Level (BL) 1 and 2:
Time                  Inspector
Preaward              Government designated Biosafety
Officer
Quarterly             First line supervisor
Annual                Contractor safety personnel

2.  For Biosafety Level (BL) 3:
Time                  Inspector
Preaward              Government designated Biosafety
Officer
Monthly               First line supervisor
Annual                Government designated Biosafety
Officer

3.  For Biosafety Level (BL) 4:
Time                  Inspector
Preaward              Government designated Biosafety
Officer
Monthly               First line supervisor
Semiannual            Government designated Biosafety
Officer

4. Copies of all biosafety inspection reports will be distributed as follows:
Original:
In the contractor's records (Retained for at least three years)
One copy to the following:
U.S. Army Medical Research and Materiel Command
ATTN: MCMR-RCQ-S
504 Scott Street
Fort Detrick, Maryland 21702-5012
U.S. Army Medical Research and Materiel Command
ATTN:  MCMR-PLD
504 Scott Street
Fort Detrick, Maryland 21702-5012
U.S. Army Medical Research Acquisition Activity
ATTN:  MCMR-AAA
820 Chandler Street
Fort Detrick, Maryland 21702-5014


ETIOLOGIC AGENTS--BIOLOGICAL DEFENSE RESEARCH PROGRAM (MAR 1999) (USAMRAA)

a. For purpose of this contract etiologic agent--biological defense program is defined as: any viable microorganism, or its toxin which causes or may cause human disease, including those agents listed in 42 CFR 723 of the Department of Health and Human Services regulations, and any agent of biological origin that poses a degree of hazard to those agents and is further identified by the U.S. Army as a threat agent. The contractor shall comply with the following when working with etiologic agents:
1. 29 Code of Federal Regulations 1910
2. Occupational Health Standards, and the U.S. Department of Health and
Human Services (DHHS)
3. DHHS Publication No. 93-8395, Biosafety in Microbiological and Biomedical Laboratories, 1993, as amended

                                                                W81XWH-05-2-0085

4. 32 CFR 626 Biological Defense Safety Program
5. 32 CFR 627 Biological Defense Safety Program
b. Etiologic agents shall be packaged, labeled, shipped, and transported in accordance with applicable Federal, state and local laws and regulations, to include:
1. 42 CFR 72 (Interstate Shipment of Etiologic Agents)
2. 49 CFR 172 and 173 (Department of Transportation)
3. 9 CFR 122 (USDA Restricted Animal Pathogens)
4. International Air Transport Association Dangerous Goods Regulations.
5. The United States Postal Service shall not be used for transportation of BDRP activities involving etiologic agents.


EMERGENCY COORDINATION AND REPORTING (BDRP) (MAR 1999) (USAMRAA)

a. The contractor shall review the Emergency Response Plan/Safety Program Plan annually, during the month of July, in consultation with each participating external support agency. The Emergency Response Plan shall be formally revised, where necessary, to incorporate current emergency support requirements. The revised Emergency Response Plan (with the agreements for emergency support as appendices) shall be formalized in writing. A copy of the revision shall be retained in your organizational safety office.
b. The contractor shall submit a letter report documenting the outcome of the annual review of its Emergency Response Plan. The report shall include the dates of the annual review and coordination, and shall identify and describe all provisions that represent changes to the initial Emergency Response Plan or the previous year's annual report. The report shall be submitted no later than August 1 of each year, beginning with the first August during the performance of your contract.
c. All reports identified in this provision shall be submitted to the following address:
U.S. Army Medical Research and Materiel Command
ATTN: MCMR-RCQ-S
504 Scott Street
Fort Detrick, Maryland 21702-5012